Exhibit 99.1

PLX TECHNOLOGY, INC. REPORTS FIRST QUARTER 2012 FINANCIAL RESULTS

•	12 Percent PCI Express Growth

•	PCIe Gen3 Shipments Ramp

•	Strategic Combination with IDT Announced

SUNNYVALE, Calif., April 30, 2012 -- PLX Technology, Inc. (PLX®) (NASDAQ: PLXT), a leading global supplier of software-enriched silicon for the enterprise data center, today announced first quarter revenues of $25.4 million and a GAAP net loss of $7.4 million, or $0.17 per share (diluted).

“Our product revenue grew five percent in the quarter, driven by a 12 percent growth rate in PCI Express.  Our overall revenues were within our guidance range, but toward the lower end as some IP revenue slipped into Q2 due to ongoing strategic combination activities,” said Ralph Schmitt, PLX president and CEO.  “Our bookings strengthened progressively through the first quarter, indicating that a market recovery is underway and providing a higher level of backlog as we entered the second quarter.  As a result, we are optimistic that we will see growth in Q2.”

PLX today announced in a separate press release that it has entered into a definitive agreement to be acquired by Integrated Device Technology, Inc. (IDT®) ( NASDAQ: IDTI), and  a summary of the terms of the agreement can be found in a Form 8-K, which will be filed by PLX and posted on the PLX Technology Website .  Under the terms of the agreement, PLX may solicit superior proposals from third parties for a period of 30 calendar days continuing through May 30, 2012.  It is not anticipated that any developments will be disclosed with regard to this process unless PLX’s Board of Directors makes a decision with respect to a potential superior proposal.  There are no guarantees that this process will result in a superior proposal.

“This is an exciting new chapter for PLX,” said Schmitt.  “The board’s decision to move forward in combination with another leading technology company will help reduce risk and accelerate shareholder value.  The announced combination with IDT strengthens our position in data center interconnect solutions and offers substantial business and technology synergies that will allow us to better service our customers and leverage exciting growth opportunities in our space.”

Non-GAAP Financial Comparison
(in millions, except per share amount)

	Quarterly Results
	Q1 2012	Q4 2011	Q1 2011
Net revenues	$25.4	$25.9	$28.1
Operating expense	$19.1	$18.7	$19.3
Operating loss	$(5.1)	$(3.4)	$(3.3)
Net loss	$(5.2)	$(3.3)	$(3.4)
Loss per share (diluted)	$(0.12)	$(0.08)	$(0.09)

The above non-GAAP financial information (other than net revenues, which are presented on a GAAP basis) excludes share-based compensation, acquisition, restructuring and impairment charges, and amortization of acquired intangibles.  See “Use of Non-GAAP Financial Information” below.

GAAP Financial Comparison
(in millions, except per share amount)

	Quarterly Results
	Q1 2012	Q4 2011	Q1 2011
Net revenues	$25.4	$25.9	$28.1
Operating expense	$21.4	$20.8	$25.1
Operating loss	$(7.4)	$(5.5)	$(9.0)
Net loss	$(7.4)	$(5.5)	$(9.1)
Loss per share (diluted)	$(0.17)	$(0.12)	$(0.21)

Product Highlights and Strategic Direction
“We were pleased to see the successful first quarter rollout of Intel’s Xeon Processor E5-2600 product family because it is a significant milestone for the entire data center ecosystem and directly impacts PLX’s new product portfolio of PCI Express Gen3 switches and 10 Gigabit Ethernet transceivers,” said Schmitt.  “Xeon E5 enables the long-awaited Gen3 standard, which translates to numerous new design opportunities across the enterprise market as well as consumer motherboards.  Further, Intel’s recent deployment of the new X450 Ethernet controller that is based on 10GBase-T technology is quite significant as it will fully enable the emerging 10 Gigabit Ethernet Base-T infrastructure and ultimately help drive the ramp of PLX design wins to market.”

During the first quarter, PLX announced a new 10GBase-T physical layer (PHY) device that is optimized for Top-of-Rack (ToR) network switches.  The TeraPHY® TN8045 10GBase-T transceiver, a quad-port PHY, is housed in an industry-leading small 25mm-square package that is space-optimized to allow for 12 devices to fit side-by-side in a standard 48-port 10 Gigabit Ethernet ToR switch.  10 Gigabit Ethernet is replacing the ubiquitous 1 Gigabit Ethernet standard.  Data centers are being enabled with this higher-speed connectivity via PLX’s 10GBase-T TeraPHY technology due to its 10-fold performance increase, as well as its seamless use of low-cost standard copper Ethernet cabling, EMI features, unique security tools, and energy efficiency.  10GBase-T PHYs are a fundamental building block of common data center hardware, including Ethernet switches, network interface cards (NICs), and network adapters.  PLX innovation enabled the industry’s first 10GBase-T equipment, and its industry-leading 10GBase-T PHY portfolio is designed into numerous platforms.  Increasingly power-efficient and feature-rich PLX PHYs designed on a 28-nanometer node are now in development.

PLX’s innovative ExpressLane™ PCIe Gen3 switch family, the industry’s first and designed on a 40nm process node, includes broad lane counts ranging from 12 up to 48, and port counts of three up to 12.  The devices began sampling in November 2010 with production shipments in Q1 2011, and are compliant with the PCI-SIG Base Specification 3.0.  Board and system designers can take full advantage of the latest PCIe specification – 8 gigabits in both directions (Tx/Rx), per lane – thus enabling one PLX 48-lane Gen3 switch to manage 768 gigabits of full peer-to-peer bandwidth.  High-performance PCIe Gen3 is enabling new markets due to its low cost and extensive market adoption.  PLX initiatives include the rapidly expanding role of PCIe in enterprise storage using solid state disk (SSD), and re-tooling data center architectures by adopting small ExpressFabric® clusters to replace costly InfiniBand and other.

Conference Call
PLX management plans to conduct a conference call and webcast today at 2:30 p.m. (PT) to discuss its first quarter financial results.  The Company will not be announcing a second quarter 2012 outlook due to the pending acquisition transaction and go-shop period.  A live webcast of the conference call will be available through the Investor Relations section of the PLX Website at www.plxtech.com/investors, which also can be heard live via telephone at (866) 770-7129, using access code 26049068.  International callers may dial +1 (617) 213-8067.  A recorded replay of this webcast will be available on the PLX Website beginning 4:30 p.m. (PT) on April 30, 2012, through 11:59 p.m. (PT) on May 7, 2012.  To listen to the replay via telephone, call (888) 286-8010 and use access code 75677989.  International callers may dial +1 (617) 801-6888.

For the live webcast, listeners should go to the PLX Website at least 15 minutes before the event starts to download and install any necessary software.

About PLX
PLX Technology, Inc. (NASDAQ: PLXT), based in Sunnyvale, Calif., USA, is an industry-leading global provider of semiconductor-based connectivity solutions primarily targeting the enterprise and consumer markets.  The company develops innovative software-enriched silicon that enables product differentiation, reliable interoperability and superior performance.  Visit PLX on plxtech.com, Facebook, Twitter and YouTube.

Use of Non-GAAP Financial Information
To supplement PLX’s financial statements presented on a GAAP basis, PLX has provided non-GAAP financial information, including non-GAAP net income (loss), non-GAAP earnings (loss) per share (diluted), non-GAAP operating income (loss) and non-GAAP operating expenses.  These non-GAAP results exclude share-based compensation, including ESOP expenses, acquisition, restructuring and impairment related charges and amortization of acquired intangibles.  A reconciliation of the adjustments to GAAP results is included in the tables below.  Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to PLX investors for informational and comparative purposes.  In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company.  The non-GAAP financial information used by PLX may differ from that used by other companies.  These non-GAAP measures should be considered in addition to, and not a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
This press release includes forward-looking statements..  These include statements regarding: growth in the second quarter; that the proposed combination with IDT will reduce risk and accelerate shareholder value; that such combination will lead to substantial synergies; and about future PLX design wins.   Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in the statements.  Factors that could cause actual results to differ materially include risks and uncertainties, such as the reduced demand for products of electronic equipment manufacturers that use PLX’s products; adverse economic conditions in general or those specifically affecting PLX’s markets; technical difficulties and delays in the development process; errors in the products; reduced backlog for PLX’s customers and unexpected expenses; uncertainties as to the timing of the proposed transaction with IDT; the risk that competing offers or acquisition proposals will be made; the risk that the transaction will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transaction may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; the risk that PLX’s business will have been adversely impacted during the pendency of the transaction; the risk that the operations of PLX and IDT will not be integrated successfully; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of IDT and PLX generally, including those set forth in the filings of  IDT and PLX with the SEC from time to time,.  Please also refer to the documents filed by PLX  with the SEC from time to time, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2011, and PLX’s quarterly reports on Forms10-Q, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.  All forward-looking statements are made as of today, and the company assumes no obligation to update such statements.

Additional Information

The separately announced cash and stock exchange offer by Integrated Device Technology, Inc. (IDT) for the outstanding shares of PLX common stock has not yet commenced.  This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4, as well as a Tender Offer Statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer (collectively, the “Exchange Offer Materials”), each to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT.  In addition, PLX will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the exchange offer.  IDT and PLX expect to mail the Exchange Offer Materials, as well as the Schedule 14D-9, to  PLX stockholders.  Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the merger agreement when they become available because these documents will contain important information relating to the exchange offer and related transactions.  Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX at the SEC’s website at www.sec.gov.  In addition, such materials will be available from IDT or PLX, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Neither PLX nor IDT is asking for stockholders to vote or soliciting proxies in connection with the exchange offer transaction at this time.  Upon consummation of the offer, PLX and IDT may seek votes or proxies in connection with the proposed back-end merger from holders of PLX shares not tendered in the offer.  PLX, IDT and their respective officers and directors therefore may be deemed to be participants in the solicitation of proxies from PLX's stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of PLX is set forth in PLX's Form 10-K/A, Amendment No. 1, in Part III thereof, which was filed with the SEC on April 27, 2012. A description of certain interests of the directors and executive officers of IDT is set forth in IDT's proxy statement for its 2011 annual meeting, which was filed with the SEC on August 1, 2011.  To the extent holdings of either company’s securities by their respective directors and certain officers have subsequently changed, such changes have been reflected on Forms 4 filed with the SEC.

PLX, the PLX logo, ExpressFabric, and TeraPHY are trademarks of PLX Technology, Inc., which may be registered in some jurisdictions.

**********

Investor Relations contact:
Leslie Green
Green Communications Consulting, LLC (for PLX)
Tel: (650) 312-9060
leslie@greencommunicationsllc.com

Company contact:
Arthur O Whipple, CFO
PLX Technology, Inc.
Tel: (408) 774-9060
investor-relations@plxtech.com

PLX TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	March 31	December 31	March 31
	2012	2011	2011

Net revenues	$25,417	$25,889	$28,079
Cost of revenues	11,404	10,594	12,074
Gross margin	14,013	15,295	16,005

Operating expenses:
Research and development	11,063	11,141	12,860
Selling, general and administrative	8,625	7,726	7,125
Acquisition and restructuring related costs	-	(1,397)	2,621
Amortization of purchased intangible assets	1,731	3,306	2,444
Total operating expenses	21,419	20,776	25,050

Loss from operations	(7,406)	(5,481)	(9,045)
Interest income (expense) and other, net	(5)	61	(66)

Loss before provision for income taxes	(7,411)	(5,420)	(9,111)
Provision for income taxes	29	33	21

Net loss	$(7,440)	$(5,453)	$(9,132)

Basic net loss per share	$(0.17)	$(0.12)	$(0.21)
Shares used to compute basic per share amounts	44,729	44,660	44,511
Diluted net loss per share	$(0.17)	$(0.12)	$(0.21)
Shares used to compute diluted per share amounts	44,729	44,660	44,511

PLX TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands)

	March 31	December 31
	2012	2011
ASSETS

Cash and investments	$16,235	$19,752
Accounts receivable, net	13,942	11,074
Inventories	8,192	8,896
Property and equipment, net	12,663	12,291
Goodwill	21,338	21,338
Other intangible assets	19,114	20,845
Other assets	3,592	2,622
Total assets	$95,076	$96,818

LIABILITIES

Accounts payable	$9,935	$7,134
Accrued compensation and benefits	3,914	3,586
Accrued commissions	700	632
Other accrued expenses	2,851	3,132
Short term note payable & capital lease obligations	434	5,115
Long term borrowings against line of credit	9,000	2,000
Total liabilities	26,834	21,599

STOCKHOLDERS' EQUITY

Common stock, par value	45	45
Additional paid-in capital	185,822	185,323
Accumulated other comprehensive loss	(183)	(147)
Accumulated deficit	(117,442)	(110,002)
Total stockholders' equity	68,242	75,219
Total liabilities and stockholders' equity	$95,076	$96,818

PLX TECHNOLOGY, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION (1)
(Unaudited)
(in thousands, except per share amounts)
(not prepared in accordance with GAAP)

	Three Months Ended
	March 31	December 31	March 31
	2012	2011	2011
Net Loss Reconciliation
GAAP Net Loss	$(7,440)	$(5,453)	$(9,132)
Acquisition and restructuring related costs	-	(1,397)	2,621
Share-based compensation	552	211	664
Amortization of purchased intangible assets	1,731	3,306	2,444
Non-GAAP Net Loss	$(5,157)	$(3,333)	$(3,403)

Loss Per Share Reconciliation
GAAP Diluted Loss Per Share	$(0.17)	$(0.12)	$(0.21)
Effect of acquisition and restructuring related costs	-	(0.03)	0.06
Effect of share-based compensation	0.01	-	0.01
Effect of amortization of purchased intangible assets	0.04	0.07	0.05
Non-GAAP Diluted Loss Per Share	$(0.12)	$(0.08)	$(0.09)

Operating Loss Reconciliation
GAAP Operating Loss	$(7,406)	$(5,481)	$(9,045)
Share-based compensation - COGS	13	13	11
Share-based compensation - R&D	279	(60)	358
Share-based compensation - SG&A	260	258	295
Acquisition and restructuring related costs	-	(1,397)	2,621
Amortization of purchased intangible assets	1,731	3,306	2,444
Non-GAAP Operating Loss	$(5,123)	$(3,361)	$(3,316)

Operating Expense Reconciliation
GAAP Operating Expenses	$21,419	$20,776	$25,050
Share-based compensation - R&D	(279)	60	(358)
Share-based compensation - SG&A	(260)	(258)	(295)
Acquisition and restructuring related costs	-	1,397	(2,621)
Amortization of purchased intangible assets	(1,731)	(3,306)	(2,444)
Non-GAAP Operating Expenses	$19,149	$18,669	$19,332

1	Refer to " Use of Non-GAAP Financial Information" in the press release for a discussion of management's use of non-GAAP financial measures.

PLX TECHNOLOGY, INC.
SUPPLEMENTAL DATA
(Unaudited)

	Three Months Ended
	March 31	December 31	March 31
	2012	2011	2011
Net Revenues by Geography
Americas	15%	29%	22%
Asia Pacific	69%	62%	63%
Europe	16%	9%	15%

	Three Months Ended
	March 31	December 31	March 31
	2012	2011	2011
Net Revenues by Type
PCI Express Revenue	63%	55%	51%
Network PHY Revenue	3%	4%	6%
Connectivity Revenue	34%	41%	43%